SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 19, 2004


                             AMSOUTH BANCORPORATION
             (Exact name of registrant as specified in its charter)


       DELAWARE                        1-7476                 63-0591257
  (State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)                File Number)        Identification No.)

                                 AMSOUTH CENTER
                             1900 FIFTH AVENUE NORTH
                            BIRMINGHAM, ALABAMA 35203
          (Address, including zip code, of principal executive office)

       Registrant's telephone number, including area code: (205) 320-7151



                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02     Results of Operations and Financial Condition

     On October 19, 2004 AmSouth Bancorporation issued a press release announcing its preliminary results of operations for the quarter ended September 30, 2004. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. Supplemental financial information for the quarter ended September 30, 2004 is included as Exhibit 99.2 and may also be found on AmSouth's website at www.amsouth.com. In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMSOUTH BANCORPORATION


                                      By:     /s/ Carl L. Gorday
                                           -----------------------------------
                                      Name:       Carl L. Gorday
                                      Title:      Assistant Secretary


Date:    October 19, 2004



Exhibit Index

Exhibit No.            Exhibit

99.1                   Press Release of October 19, 2004
99.2                   Supplemental Financial Information